UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2022 (December 30, 2021)

Capstar Special Purpose Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39362	84-4730610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 West 14th Street, Austin, TX 78701

(Address of Principal Executive Offices) (Zip Code)

(512) 340-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CPSR.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CPSR	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CPSR WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                        Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into A Material Definitive Agreement.

Amendment to Business Combination Agreement

As previously disclosed, on July 19, 2021, Capstar Special Purpose Acquisition Corp., a Delaware corporation (the “Company”), entered into a Business Combination Agreement (as amended by the Amendment to Business Combination Agreement, dated as of November 8, 2021, the “Original Business Combination Agreement”), by and among the Company, CPSR Gelesis Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of CPSR (“Merger Sub”) and Gelesis, Inc., a Delaware corporation (“Gelesis”) that, among other things, provides for Merger Sub to merge with and into Gelesis, with Gelesis as the surviving company in the merger and, after giving effect to such merger, Gelesis to be a wholly-owned subsidiary of the Company (the “Merger”).

On December 30, 2021, the Company, Merger Sub and Gelesis entered into a Second Amendment to the Original Business Combination Agreement (the “Second Amendment to Business Combination Agreement”, and together with the Original Business Combination Agreement, the “Business Combination Agreement”), which, among other things, removed the provisions relating to the issuance of 1,983,750 additional Capstar Class A Shares to Gelesis stockholders, equal to the number of Capstar Class B Shares forfeited by Capstar Sponsor Group LLC, a Delaware limited liability company (the “Sponsor”), and certain affiliates of the Sponsor in accordance with the Amendment to Sponsor Letter Agreement entered into by Capstar, the Sponsor, certain affiliates of the Sponsor and Gelesis on November 8, 2021.

The Second Amendment to Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description is qualified in its entirety by reference to the full text of the Second Amendment to Business Combination Agreement.

Backstop Agreement

Pursuant to the Business Combination Agreement, the obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among other closing conditions, that the Company’s total available cash at the Effective Time, after giving effect to (i) the $90.0 million PIPE Financing and (ii) the Capstar Stockholder Redemptions, must not be less than $105 million (the “Minimum Cash Condition”).

In connection, and concurrently, with the execution of the Second Amendment to Business Combination Agreement, on December 30, 2021, the Company entered into a Backstop Agreement (the “Backstop Agreement”) with PureTech Health LLC (“PureTech”) and SSD2, LLC (“SSD2” and together with PureTech, the “Purchasers”), pursuant to which the Purchasers agreed to purchase an aggregate of up to 1,500,000 Capstar Class A Shares immediately prior to the Closing at a cash purchase price of $10.00 per share (the “Backstop Purchase Shares”), resulting in aggregate proceeds of up to $15.0 million, which amount, when added to the proceeds from the PIPE Financing, is expected to ensure that the Minimum Cash Condition will be satisfied. The Purchasers will only be obligated to purchase Backstop Purchase Shares if, at the Effective Time, the amount of funds remaining in the Trust Account after giving effect to the Capstar Stockholder Redemptions (the “Available Funds”) is less than $15.0 million, in which case the Purchasers will purchase such number of Backstop Purchase Shares which results in gross proceeds to the Company equal to the amount by which $15.0 million exceeds the Available Funds, subject to the other terms and conditions of the Backstop Agreement. In addition, subject to the terms and conditions of the Backstop Agreement and the terms and conditions of the Sponsor Letter Agreement, at the closing of the sale of the Backstop Purchase Shares, the Company will issue to the Purchasers 1,983,750 Capstar Class A Shares.

The Backstop Agreement contains customary representations, warranties, covenants and agreements of the Company and the Purchasers and is subject to customary closing conditions and termination rights. If the conditions to the consummation of the backstop subscription contemplated by the Backstop Agreement are triggered, the closing of the sale of the Backstop Purchase Shares is expected to occur substantially concurrently with the Closing of the transactions contemplated by the Business Combination Agreement.

Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to such terms in the Business Combination Agreement.

The Backstop Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and the foregoing description is qualified in its entirety by reference to the full text of the Backstop Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The Capstar Class A Shares to be offered and sold and issued in connection with the Backstop Agreement will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Exhibit 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Description

2.1	Second Amendment to Business Combination Agreement, dated as of December 30, 2021, by and among Capstar Special Purpose Acquisition Corp., CPSR Gelesis Merger Sub, Inc. and Gelesis, Inc.

10.1	Backstop Agreement, dated as of December 30, 2021, by and among Capstar Special Purpose Acquisition Corp. and the other parties listed as Purchasers party thereto.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

Additional Information

In July 2021, the Company (“CPSR”) entered into a business combination agreement with Gelesis, as amended in November 2021 and December 2021. In connection with the business combination, CPSR has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which includes a preliminary prospectus and preliminary proxy statement, which the SEC has declared effective. On December 27, 2021, CPSR filed a definitive proxy statement/prospectus relating to the proposed Business Combination and mailed that definitive proxy statement/prospectus to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that CPSR has or will send to its stockholders in connection with the Business Combination. Investors and security holders of CPSR are advised to read, when available, the proxy statement/prospectus in connection with CPSR’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus has been mailed to stockholders of CPSR as of a record date established for voting on the Business Combination. Stockholders are also able to obtain copies of the proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Capstar Special Purpose Acquisition Corp., Attention: R. Steven Hicks, Chief Executive Officer, 405 West 14th Street, Austin, TX 78701.

Participants in the Solicitation

CPSR, Gelesis and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CPSR’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of CPSR’s directors and officers in CPSR’s filings with the SEC, including the Registration Statement to be filed with the SEC by CPSR, which will include the proxy statement of CPSR for the Business Combination, and such information and names of Gelesis’ directors and executive officers will also be in the Registration Statement to be filed with the SEC by CPSR, which will include the proxy statement of CPSR for the Business Combination.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between CPSR and Gelesis, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of CPSR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CPSR and Gelesis. These statements are subject to a number of risks and uncertainties regarding CPSR’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the size, demand and growth potential of the markets for Plenity®, Gelesis’ other product candidates and its ability to serve those markets; (ii) the degree of market acceptance and adoption of Gelesis’ products; (iii) Gelesis’ ability to develop innovative products and compete with other companies engaged in the weight loss industry; (iv) Gelesis’ ability to complete successfully the full commercial launch of Plenity® and its growth plans, including new possible indications and the clinical data from ongoing and future studies about liver and other diseases; (v) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of CPSR is not obtained; (vi) failure to realize the anticipated benefits of the Business Combination, including as a result of a delay or difficulty in integrating the businesses of CPSR and Gelesis; (vii) the amount of redemption requests made by CPSR stockholders; (viii) the ability of CPSR or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed Business Combination or in the future; (ix) the outcome of any legal proceedings that may be instituted against CPSR, Gelesis, the combined company or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; (x) the ability to meet stock exchange listing standards at or following the consummation of the proposed Business Combination; (xi) the risk that the proposed Business Combination disrupts current plans and operations of Gelesis as a result of the announcement and consummation of the proposed Business Combination, and as a result of the post-transaction company being a publicly listed issuer; (xii) the regulatory pathway for Gelesis’ products and responses from regulators, including the FDA and similar regulators outside of the United States, (xiii) the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain Gelesis’ management and key employees; (xiv) costs related to the proposed Business Combination, including costs associated with the post-transaction company being a publicly listed issuer; (xv) changes in applicable laws or regulations; (xvi) the possibility that Gelesis or the combined company may be adversely affected by other economic, business, regulatory and/or competitive factors; (xvii) Gelesis’ estimates of expenses and profitability; (xviii) ongoing regulatory requirements, (xix) any competing products or technologies that may emerge, (xx) the volatility of the telehealth market in general, or insufficient patient demand; (xxi) the ability of Gelesis to defend its intellectual property and satisfy regulatory requirements; (xxii) the impact of the COVID 19 pandemic on Gelesis’ business; (xxiii) the limited operating history of Gelesis; and (xxiv) those factors discussed in CPSR’s final prospectus dated July 6, 2020 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, in each case, under the heading “Risk Factors” and other documents of CPSR filed, or to be filed, with the SEC, including the proxy statement/prospectus in the Registration Statement relating to the Business Combination, which is expected to be filed by CPSR with the SEC. There may be additional risks that CPSR presently does not know or that CPSR currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide CPSR’s expectations, plans or forecasts of future events and views as of the date of this communication. CPSR anticipates that subsequent events and developments will cause CPSR’s assessments to change. However, while CPSR may elect to update these forward-looking statements at some point in the future, CPSR specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing CPSR’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR SPECIAL PURPOSE ACQUISITION CORP.

Date: January 3, 2022	/s/ R. Steven Hicks
Name: R. Steven Hicks
Title: Chairman, Chief Executive Officer and Chief Financial Officer